UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 21, 2023

DOMA HOLDINGS, INC.

(Exact name of Registrant, as specified in its charter)
Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Mission Street, Suite 1050
San Francisco, California 94105
(Address of principal executive offices) (Zip code)

650-419-3827
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DOMA	The New York Stock Exchange
Warrants to purchase common stock	DOMA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 21, 2023, Doma Holdings, Inc. (the “Company”) issued a press release announcing that its Board of Directors has approved a 1-for-25 reverse stock split and a corresponding reduction in authorized shares of capital stock of the Company.

Such reverse stock split and corresponding authorized share reduction is expected to be effective as of 11:59 p.m. Eastern Daylight Time on June 29, 2023, with shares to begin trading on a split-adjusted basis at market open on June 30, 2023. In connection with the reverse stock split, every 25 shares of Company common stock issued and outstanding as of the effective date will be automatically converted into one share of Company common stock. The Company’s stockholders will be entitled to receive cash in lieu of any fractional shares they would otherwise be entitled to receive in the reverse stock split.

Prior to the reverse stock split, the Company has outstanding (i) publicly issued warrants listed on the New York Stock Exchange to purchase a total of 11,500,000 shares of common stock (the “public warrants”) and (ii) privately placed warrants to purchase a total of 5,833,333 shares of common stock (the “private placement warrants” and, together with the public warrants, the “Warrants”), with each whole Warrant being exercisable to purchase one share of common stock at $11.50 per share. After giving effect to the reverse stock split, the Warrants will be exercisable for a total of approximately 693,333 shares of common stock with an exercise price of $287.50 per share.

A copy of the press release announcing these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
99.1	Press Release dated June 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2023

By:	/s/ Mike Smith
Name:	Mike Smith
Title:	Chief Financial Officer